EXHIBIT 10.43



                              ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT (this "Agreement") is made, effective for all purposes, as of the 1st day of November 2002, by and between National Medical Health Card Systems, Inc., a corporation organized under the laws of Delaware ("NMHC"), Integrail Acquisition Corp., a corporation organized under the laws of Delaware and a wholly owned subsidiary of NMHC (collectively the "Assignee") and Health Solutions, Ltd., a corporation organized under the laws of New York (the "Assignor").

                              W I T N E S S E T H :

     WHEREAS, Assignees and Assignor are parties to an Asset Purchaser Agreement dated as of November 1, 2002 (the "Purchase Agreement") whereby Assignees are purchasing all of the assets that are used in connection with the Business (as such term is defined in the Purchase Agreement) of Assignor;

     WHEREAS, pursuant to the Purchase Agreement Assignor agrees to assign to Assignees certain of its Intellectual Property (as such term is defined in the Purchase Agreement) as set forth in Schedule 1;

     WHEREAS, Assignor desires to assign and convey to Assignee certain Intellectual Property assets (the "Assets") as set forth in Schedule 1 hereto;

     NOW THEREFORE, in consideration of the foregoing promises, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:


                                    ARTICLE I
                                   ASSIGNMENT

     Assignor hereby assigns, transfers and conveys to Assignees all of Assignor's right, title and interest in and to the Assets described in Schedule
1. Assignor agrees, at the expense of the Assignor, to execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable in order to perfect the assignment of the Assets described in Schedule 1.

                                   ARTICLE II
                                   LIABILITIES

     Assignees hereby assume and agree to pay, discharge or perform, as appropriate, and to indemnify and hold Assignor and its assignees harmless from and against any and all liabilities, suits, claims, losses, damages and expenses, including costs and reasonable attorneys' fees and costs of investigation, relating to, or arising from, the Assets relating to or arising out of Assignees' use of the Assets after the date of this Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations and Warranties of Assignor. Assignor hereby acknowledges, represents and warrants to Assignees that:

     (a) Assignor, to the best of its knowledge, owns all of the right, title and interest in and to the Assets free and clear of any and all liens and encumbrances.

     (b) it has all necessary authority to execute, deliver and perform its obligations under this Agreement, and it has taken all necessary action to approve and adopt this Agreement and authorize its execution, delivery and performance;

     (c) this Agreement has been duly executed and delivered on behalf of Assignor and this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms;

     (d) the consent of any person or entity that is required to be obtained in order for Assignor to execute, deliver or perform its obligations under this Agreement has been obtained.

     (e) to the  best of  Assignor's  knowledge,  all of the  assets  listed  on
Schedule 1 represent all of the Intellectual Property assets used in connection with the Business.

     Section 3.02. Representations and Warranties of Assignees. Assignees hereby represent and warrant to Assignor that:

     (a) it has all necessary authority to execute, deliver and perform its obligations under this Agreement, and it has taken all necessary action to approve and adopt this Agreement and authorize its execution, delivery and performance;

     (b) this Agreement has been duly executed and delivered on behalf of each of the Assignees and this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms;

     (c) Assignees have all requisite power, authority and capacity to acquire and hold the interests which comprise the Assets.

                                   ARTICLE IV
                                     NOTICES

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given when delivered personally or when sent by Federal Express or any other reputable overnight courier service to the recipient thereof addressed to the address as set forth below.

         If to Assignor:

         Health Solutions, Ltd.
         23 British American Boulevard
         Latham, New York 12110
         Attention: Christopher DelVecchio

         With a copy to:

         Gary L. Lombardi, Esq.
         Lombardi, Reinhard, Walsh & Harrison, P.C.
         III Winners Circle
         Albany, New York 12205

         If to Assignees:

         National Medical Health Card Systems, Inc.
         26 Harbor Park Drive
         Port Washington, New York 11050
         Attention:  Chief Financial Officer

         With a copy to:

         National Medical Health Card Systems, Inc.
         26 Harbor Park Drive
         Port Washington, New York 11050

         Attention: Jonathan Friedman, Esq.

                                    ARTICLE V
                        AMENDMENT, WAIVER AND TERMINATION

     Any provision of this Agreement may be amended or modified in whole or in part and performance under any provision of this Agreement may be waived in whole or in part, at any time, by an agreement or instrument in writing executed by the party who would be adversely affected by any such amendment, modification or waiver. The waiver by any party of a breach of any provision in this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder.


                                   ARTICLE VI
                                  MISCELLANEOUS

     Entire Agreement. This Agreement contains the entire agreement between each party hereto with respect to the transactions contemplated hereby, all prior negotiations and discussions by and among each party hereto pertaining to the subject matter hereof which are not reflected in this Agreement are merged into this Agreement and have no further force and effect.

     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws principles thereof.

     Binding Effect. This Agreement shall inure to the benefit of and be binding upon each party hereto and their respective successors and permitted assigns.

     Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

     Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. Each party hereby agrees that as to any provision which is rendered unenforceable under the terms of this Section, they shall amend this Agreement so as to add a provision of similar import which is enforceable.

     Further Assurances. Assignor agrees to use reasonable commercial efforts to execute and deliver such other instruments, documents and agreements as may be necessary or advisable to consummate the assignment of the Assets contemplated by this Agreement, provided however, that if Assignor incurs out-of-pocket expenses from engaging any outside law firm or representative in so doing, Assignees shall reimburse Assignor for the reasonable cost incurred by Assignor resulting from such engagement.

     IN WITNESS WHEREOF, Assignor and each Assignee have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                            NATIONAL MEDICAL HEALTH CARD
                                              SYSTEMS, INC.


                                            By:  /s/ James J. Bigl
                                                -----------------------------
                                                     James J. Bigl, President


                                            INTEGRAIL ACQUISITION CORP.

                                            By:  /s/ James J. Bigl
                                                ------------------------------
                                                     James J. Bigl, President

                                   SCHEDULE 1

                      List of Intellectual Property Assets
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--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
Mark                                    Status                      Date             Serial No.       Next Steps
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------

--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
Integrail Health Information            Notice of Allowance         8/27/2002        78/044423        Need to File a Statement of
Management                                                                                            Use by February 2003
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
Integrail                               Awarded Registration No.    9/17/2002        78/004429        Registration No. 2,622,324
                                        Posted on www.uspto.gov;
                                        awaiting arrival of
                                        Certificate of
                                        Registration
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
Magellan Episode Finder                 Certificate of              5/7/2001                          Registration No. 2,441,981
                                        Registration
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
Integrail ForeRunner                    Notice of Publication       10/25/2002       78/126881        If no opposition, will receive
                                                                                                      certificate of registration in
                                                                                                      a few months
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------
I/O Analytics                           Did Trademark Search        2/18/2002                         File Intent to Use Application
--------------------------------------- --------------------------- ---------------- ---------------- ------------------------------

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